Exhibit 99.2
Q3 2010 Investor Call October 29, 2010 Bill Lucia, President and CEOWalter Hosp, SVP and CFO Contact:Christine Saenzcsaenz@hms.com212.857.5986

2 Discussion Outline Q3 2010 Financial Performance GuidanceStrategic ProgressNew BusinessSummaryQ&A 2

Consolidated Statements of Income ($ in 1000's) 3

Condensed Balance Sheets ($ in 1000's) 4

Condensed Statements of Cash Flow ($ in 1000's) 5

2010/2011 Guidance 2010/2011 Guidance 6

Q3 Strategic Progress Acquired Chapman Kelly Dependent eligibility audit services for employersClaim audit services for commercial marketStrengthened program integrity portfolioWon significant new contracts 7

8 8 8 State Govt: New Business Massachusetts Pharmacy Cost AvoidanceNew Hampshire Pharmacy Coordination of Benefits and audit New Jersey Inpatient Hospital Utilization ManagementArkansas, Kentucky, North Carolina Health Insurance Premium Management 8

9 9 9 State Govt: Reprocurements Arkansas Third Party Liability (TPL)Ohio Department of Rehabilitation and CorrectionOklahoma TPL (with CHIP and Premium Assistance) 9

Federal Government Air Force and DoDInsurance Identification and VerificationU.S. Dept. of JusticeReview of Medical Injury ClaimsVeterans Affairs Financial Services Center Insurance Identification and Verification 10

MCO and Employer

New Managed Care

- Contra Costa Health Plan
- Driscoll Children's Health Plan
- HealthChoice Arizona
- Hudson Health Plan

Managed Care Expansions

- HealthNow

Employer

- 13 new contracts



11

Revenue Diversity and Growth 12 $ Millions $ Millions $ Millions $ Millions

Summary Strategic plan proving successfulContinued growth in all services/marketsInvesting in evolving opportunitiesReform serves as additional catalyst 13

14 Safe Harbor Statement This presentation contains "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Such statements give our expectations or forecasts of future events; they do not relate strictly to historical or current facts. Forward- looking statements can be identified by words such as "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes," "will," "target," "seeks," "forecast" and similar expressions. In particular, these include statements relating to future actions, business plans, objects and prospects, and future operating or financial performance. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Should known or unknown risks or uncertainties materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. We caution you therefore against relying on any of these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: the development by competitors of new or superior services or products or the entry into the market of new competitors; all the risks inherent in the development, introduction, and implementation of new products and services; the loss of a major customer, customer dissatisfaction or early termination of customer contracts triggering significant costs or liabilities; variations in our results of operations; negative results of government reviews, audits or investigations to verify our compliance with contracts and applicable laws and regulations; changing conditions in the healthcare industry which could simplify the reimbursement process and reduce the need for and price of our services; government regulatory, political and budgetary pressures that could affect the procurement practices and operations of healthcare organizations, reducing the demand for our services; our failure to comply with laws and regulations governing health data or to protect such data from theft and misuse. A further description of risks, uncertainties, and other matters can be found in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2009, a copy of which may be obtained from the Company's website at www.hms.com under the "Investor Relations" tab. Any forward-looking statements made by us in this presentation speak only as of the date of this presentation. Factors or events that could cause actual results to differ may emerge from time to time and it is not possible for us to predict all of them. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.